Exhibit 10.1







                               ATOMICA CORPORATION



                                 2003 STOCK PLAN



                            ADOPTED ON AUGUST 5, 2003





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                                TABLE OF CONTENTS

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SECTION 1. ESTABLISHMENT AND PURPOSE ..........................................1

SECTION 2. ADMINISTRATION .....................................................1
   (a)    Committees of the Board of Directors ................................1
   (b)    Authority of the Board of Directors .................................1

SECTION 3. ELIGIBILITY ........................................................1
   (a)    General Rule ........................................................1
   (b)    Ten-Percent Stockholders ............................................1

SECTION 4. STOCK SUBJECT TO PLAN ..............................................2
   (a)    Basic Limitation ....................................................2
   (b)    Additional Shares ...................................................2

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES ............................2
   (a)    Stock Purchase Agreement ............................................2
   (b)    Duration of Offers and Nontransferability of Rights .................2
   (c)    Purchase Price ......................................................2
   (d)    Withholding Taxes ...................................................2
   (e)    Restrictions on Transfer of Shares and Minimum Vesting ..............2
   (f)    Accelerated Vesting .................................................3

SECTION 6. TERMS AND CONDITIONS OF OPTIONS ....................................3
   (a)    Stock Option Agreement ..............................................3
   (b)    Number of Shares ....................................................3
   (c)    Exercise Price ......................................................3
   (d)    Withholding Taxes ...................................................3
   (e)    Exercisability ......................................................4
   (f)    Accelerated Exercisability ..........................................4
   (g)    Basic Term ..........................................................4
   (h)    Transferability .....................................................4
   (i)    Termination of Service (Except by Death) ............................4
   (j)    Leaves of Absence ...................................................5
   (k)    Death of Optionee ...................................................5
   (l)    No Rights as a Stockholder ..........................................5
   (m)    Modification, Extension and Assumption of Options ...................5
   (n)    Restrictions On Transfer of Shares and Minimum Vesting ..............5
   (o)    Accelerated Vesting .................................................6

SECTION 7. PAYMENT FOR SHARES .................................................6
   (a)    General Rule ........................................................6
   (b)    Surrender of Stock ..................................................6
   (c)    Services Rendered ...................................................6
   (d)    Promissory Note .....................................................6

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   (e)    Exercise/Sale .......................................................7
   (f)    Exercise/Pledge .....................................................7

SECTION 8. ADJUSTMENT OF SHARES ...............................................7
   (a)    General .............................................................7
   (b)    Mergers and Consolidations ..........................................7
   (c)    Reservation of Rights ...............................................7

SECTION 9. SECURITIES LAW REQUIREMENTS ........................................8
   (a)    General .............................................................8
   (b)    Financial Reports ...................................................8

SECTION 10. NO RETENTION RIGHTS ...............................................8

SECTION 11. DURATION AND AMENDMENTS ...........................................8
   (a)    Term of the Plan ....................................................8
   (b)    Right to Amend or Terminate the Plan ................................8
   (c)    Effect of Amendment or Termination ..................................9

SECTION 12. SPECIAL PROVISIONS FOR ISRAELI RESIDENTS ..........................9
   (a)    Scope ...............................................................9
   (b)    Grants Under Israeli Law ............................................9
   (c)    Exercise ............................................................9
   (d)    Transfer ............................................................9
   (e)    Applicable Law ......................................................9
   (f)    Tax Consequences ....................................................9

SECTION 13. DEFINITIONS ......................................................11

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                                                                    Exhibit 10.1

                       ATOMICA CORPORATION 2003 STOCK PLAN


SECTION 1. ESTABLISHMENT AND PURPOSE.

           The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may be Nonstatutory Options (including the Options described in Section 12) or ISOs intended to qualify under Section 422 of the Code.

           Capitalized terms are defined in Section 13.

SECTION 2. ADMINISTRATION.

           (a) COMMITTEES OF THE BOARD OF DIRECTORS. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

           (b) AUTHORITY OF THE BOARD OF DIRECTORS. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3. ELIGIBILITY.

           (a) GENERAL RULE. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

           (b) TEN-PERCENT STOCKHOLDERS. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

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SECTION 4. STOCK SUBJECT TO PLAN.

           (a) BASIC LIMITATION. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 9,615,350 Shares,(1) subject to adjustment pursuant to
Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

           (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 9,615,350 Shares (subject to adjustment pursuant to Section 8).

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

           (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

           (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

           (c) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall not be less than 85% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors shall determine the Purchase Price at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

           (d) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

           (e) RESTRICTIONS ON TRANSFER OF SHARES AND MINIMUM VESTING. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of
--------
(1) Reflects increase from 1,615,350 to 9,615,350 Shares approved by the Board of Directors on August 24, 2000.


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first  refusal and other  transfer  restrictions  as the Board of Directors  may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of a Purchaser who is not an officer of the Company, an Outside Director or a Consultant, any right to repurchase the Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the award or sale of the Shares. Any such right may be exercised only within 90 days after the termination of the Purchaser's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

           (f) ACCELERATED VESTING. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control before the Purchaser's Service terminates and
(ii) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

           (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

           (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO, a Nonstatutory Option, or a an Option described in Section 12.

           (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

           (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

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           (e)  EXERCISABILITY.  Each Stock Option  Agreement  shall specify the date when all or any installment of the Option is to become exercisable. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the date of grant. Subject to the preceding sentence, the Board of Directors shall determine the exercisability provisions of any Stock Option Agreement at its sole discretion.

           (f) ACCELERATED EXERCISABILITY. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if (i) the Company is subject to a Change in Control before the Optionee's Service terminates, (ii) such Options do not remain outstanding,
(iii) such Options are not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute options with substantially the same terms for such Options.

           (g) BASIC TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

           (h) TRANSFERABILITY. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, an NSO shall also be transferable by the Optionee by (i) a gift to a member of the Optionee's Immediate Family or (ii) a gift to an inter vivos or testamentary trust in which members of the Optionee' s Immediate Family have a beneficial interest of more than 50% and which provides that such NSO is to be transferred to the beneficiaries upon the Optionee's death. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative.

           (i) TERMINATION OF SERVICE (EXCEPT BY DEATH). If an Optionee's Service terminates for any reason other than the Optionee' s death, then the Optionee' s Options shall expire on the earliest of the following occasions:

                (i) The expiration date determined pursuant to Subsection (g) above;

                (ii) The date three months after the termination of the Optionee' s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

                (iii)  The  date  six  months  after  the   termination  of  the
Optionee's Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee' s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee' s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination

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of the Optionee's  Service but before the expiration of the Optionee's  Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

           (j) LEAVES OF ABSENCE. For purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

           (k) DEATH OF OPTIONEE. If an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

                (i) The expiration date determined pursuant to Subsection (g) above; or

                (ii) The date 12 months after the Optionee's death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

           (l) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee' s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

           (m) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee' s rights or increase the Optionee' s obligations under such Option.

           (n) RESTRICTIONS ON TRANSFER OF SHARES AND MINIMUM VESTING. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant:

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                (i)  Any  right  to  repurchase  the  Optionee's  Shares  at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the option grant;

                (ii) Any such right may be exercised only for cash or for cancellation of indebtedness incurred in purchasing the Shares; and

                (iii) Any such right may be exercised only within 90 days after the later of (A) the termination of the Optionee's Service or (B) the date of the option exercise.

           (o) ACCELERATED VESTING. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee' s Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control before the Optionee's Service terminates and (ii) the repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary.

SECTION 7. PAYMENT FOR SHARES.

           (a) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this
Section 7.

           (b) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

           (c) SERVICES RENDERED. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

           (d) PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

[For Israel this may not be allowed]

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           (e)  EXERCISE/SALE.  To the extent that a Stock  Option  Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

           (f) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8. ADJUSTMENT OF SHARES.

           (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

           (b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement shall provide for:

                (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

                (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

                (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options;

                (iv) The full exercisability of such outstanding Options and full vesting of the Shares subject to such Options, followed by the cancellation of such Options; or

                (v) The settlement of the full value of such outstanding Options (whether or not then exercisable) in cash or cash equivalents, followed by the cancellation of such Options.

           (c) RESERVATION OF RIGHTS. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any

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class.  Any  issuance  by the  Company  of  shares  of  stock of any  class,  or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. SECURITIES LAW REQUIREMENTS.

           (a) GENERAL. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

           (b) FINANCIAL REPORTS. The Company each year shall furnish to Optionees, Purchasers and stockholders who have received Stock under the Plan its balance sheet and income statement, unless such Optionees, Purchasers or stockholders are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION 10. NO RETENTION RIGHTS.

           Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. DURATION AND AMENDMENTS.

           (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. If the stockholders fail to approve the Plan (or the most recent increase in the number of Shares reserved under Section
4) within 12 months after its adoption by the Board of Directors, then any grants of Options or sales or awards of Shares that have already occurred under the Plan (or in reliance on such increase) shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after the later of (i) its adoption by the Board of Directors or (ii) the most recent increase in the number of Shares reserved under Section 4 that was approved by the Company's stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

           (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

           (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12. SPECIAL PROVISIONS FOR ISRAELI RESIDENTS.

           (a) SCOPE. This Section 12 shall apply only to Optionees who are residents of the State of Israel.

           (b) GRANTS UNDER ISRAELI LAW. Any other provision of the Plan notwithstanding, the Plan may also be administered pursuant to the provisions of
Section 102 or Section 3(9) ("Section 3(9)") of the Israeli Income Tax Ordinance (New Version), 1961, the rules promulgated thereunder and the Israeli Companies Law 5759-1999 with respect to Employees and officers of the Company who are Israeli residents.

           (c) EXERCISE. At the discretion of the Board of Directors, for purposes of simplicity and in order to ensure compliance with Israel's tax regulations, the exercise of the Options granted under the Plan may be executed by the Company or a Subsidiary, as appropriate.

           (d) TRANSFER. No Option granted hereunder shall be transferable by the Optionee other than by will or by the laws of descent and distribution.

           (e) APPLICABLE LAW. With respect to Optionees who are Israeli residents, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel.

           (f) TAX CONSEQUENCES. Any tax consequences arising from the grant or exercise of an Option, from the payment for Shares covered thereby or from any other event or act under the Plan (whether of an Optionee or of the Company or a Subsidiary) shall be borne solely by the Optionee. Furthermore, the Optionee shall agree to indemnify the Company or the Subsidiary that employs the Optionee and trustee appointed under the Plan, if applicable, and hold them harmless against and from any and all liability for any tax or interest or penalty thereon, including (without limitation) liabilities relating to the necessity to withhold, or to have withheld, any tax from any payment made to the Optionee.

TRUSTEE STOCK OPTIONS

           (a) It is clarified, that, with regard to Trustee Stock Options (as defined in Section 13 below), although this Plan enables the Company to grant both types of Trustee Stock Options during its term (as set forth in Section 6 above), the Company must choose between granting 102 Capital Gain Stock Options and 102 Ordinary Income Stock Options (the "Election") at a given time during the term (as set forth in Section 6 above). The Company can change such Election only after the passage of at least 12 months from the end of the year in which the first grant was made in accordance with the previous Election. Until the Election is changed ALL Trustee Stock Options shall be issued either as 102 Capital Gain Stock Option or as 102 Ordinary Income Stock Option in accordance with the Election.

           (b) Anything herein to the contrary notwithstanding, all Trustee Stock Options granted under this Plan shall be granted by the Company to a Trustee designated by the Committee and the Trustee shall hold each such Options and any Shares issued upon exercise thereof in trust for the benefit of the Optionee in respect of whom such Option was granted. All certificates representing Shares issued to the Trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Shares are released from the trust.

           (c) With regard to 102 Capital Gain Stock Options and 102 Ordinary Income Stock Options, the Option or the Shares issued upon their exercise and all rights related to them, including bonus shares, will be held by the Trustee for a period of at least 24 months and 12 months, respectively, from the end of the tax year in which the Options were allocated to the Trustee, or a shorter period as approved by the tax authorities (the "Lock-up Period"), under the terms set in Section 102.

           (d) In accordance with Section 102, the Optionee is prohibited from selling the Trustee Stock Options or the Shares received upon exercise of such Options, until the end of the Lockup Period. The meaning of this Section for purposes of income tax is that if the Employee or officer of the Company voluntarily sells the Options or the Shares before the end of the Lock-up Period, the provision of Section 102, relating to non-compliance, with the Lockup Period, will apply.

           (e) Anything to the contrary notwithstanding, the Trustee shall not release any Options which were not already exercised into Shares by the Optionee nor release any Shares issued upon exercise of the Options, prior to the full payment of the Exercise Price and Optionee's tax liability arising from Trustee Stock Options which were granted to him and/or Shares issued upon exercise of such Trustee Stock Options. Prior to receipt of the Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Option granted or Share issued to him thereunder.

NON TRUSTEE 102 STOCK OPTIONS

           (a) Options granted pursuant to this Section are intended to constitute Non Trustee 102 Stock Options and shall be subject to the general terms and conditions specified in the Plan, except for said provisions of the Plan applying to Options under a different tax law or regulations.

           (b) Non Trustee 102 Stock Options may only be granted to Employees or officers of the Company and members of the Board of Directors.

           (c) The Non Trustee 102 Stock Options which shall be granted pursuant to the Plan may be issued to a trustee appointed by the Committee.

           (d) If the Optionee's employment with the Company is terminated for any reason, the Optionee will be obligated to provide the Company, to its satisfaction and subject to its sole discretion, with a security or guarantee to cover any future tax obligation resulting from the disposition of the Shares received upon exercise of the Non Trustee 102 Stock Options.

3(9) STOCK OPTIONS

           (a) Options granted pursuant to this Section are intended to constitute 3(9) Stock Options and shall be subject to the general terms and conditions specified in the Plan, except for said provisions of the Plan applying to Options under a different tax law or regulations.

           (b) 3(9) Options may not be granted to Employees or members of the Board of Directors.

           (c) The 3(9) Stock Options which shall be granted pursuant to the Plan may be issued to a trustee appointed by the Committee.

           (d) The Company may elect to enter into an agreement with a trustee concerning the administration of the exercise of Options, the purchase and sale of Shares, and the arrangements for payment of or withholding of taxes due in connection with such exercise, purchase and sale. The trust agreement may provide that the Company will issue the Shares to such trustee for the benefit of the Optionees.

SECTION 13. DEFINITIONS.

           (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

           (b) "CHANGE IN CONTROL" shall mean:

                (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

                (ii)  The  sale,   transfer  or  other  disposition  of  all  or
substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

           (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

           (d) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a).

           (e) "COMPANY" shall mean Atomica Corporation, a Delaware corporation.

           (f) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

           (g) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

           (h) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary, and with regard to Trustee Stock Options and Non Trustee Stock Options only provided that such person is not a "controlling party", as defined in section 32 (9) of the Ordinance, prior to and after the issuance of the Options.

           (i) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

           (j) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

           (k) "IMMEDIATE FAMILY" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

           (l) "ISO" shall mean an employee  incentive stock option described in
Section 422(b) of the Code.

           (m) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code (including a stock option described in Section 12).

           (n) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares and for Israeli residents shall mean the following types of options granted under the Plan: (i) stock options without a trustee pursuant and subject to the provisions of Section 102 of the Israeli Income Tax Ordinance (New Version) 1961 (the "ORDINANCE"), as amended and any regulations, rules, orders or procedures promulgated thereunder, including tax rules (Preferential Tax Treatment regarding Issuance of Shares to Employees, 2003) ("Section 102") (such options, "NON TRUSTEE 102 STOCK OPTIONS"); (ii) STOCK options allocated to a Trustee (as defined below) under the capital gain track pursuant and subject to the provisions of Section 102 (such options, "102 CAPITAL GAIN STOCK OPTIONS"); (iii) stock options allocated to a Trustee (as defined below) under the ordinary income track pursuant and subject to the provisions of Section 102 (such options, "102 ORDINARY INCOME STOCK OPTIONS") and (vi) stock options pursuant to Section 3(9) of the Ordinance ("3(9) STOCK OPTIONS").

           (o) "OPTIONEE" shall mean a person who holds an Option.

           (p) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

           (q) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

           (r) "PLAN" shall mean this Atomica Corporation 2003 Stock Plan.

           (s) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

           (t) "PURCHASER" shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

           (u) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

           (v) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

           (w) "STOCK" shall mean the Common Stock of the Company, with a par value of $0.001 per Share.

           (x) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee's Option.

           (y) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

           (z) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

           (aa) "TRUSTEE" means a person or entity appointed by the Board or the Committee and approved by the Income Tax Officer to hold Trustee Stock Options on behalf of the Optionee according to the conditions set forth in Section 102.

           (bb) "TRUSTEE STOCK OPTIONS" means all 102 Capital Gain Stock Options and 102 Ordinary Income Stock Options.

                                 FIRM LETTERHEAD


                              ATOMICA CORPORATION.

                             2003 STOCK OPTION PLAN

                     102 CAPITAL GAIN STOCK OPTION AGREEMENT

                  made and entered into on the -- day of______, 2003

                                 By and between

                               ATOMICA CORPORATION

                               -------------------

                               -------------------

                                                  (hereinafter:  the "COMPANY")

                                       and

                               -------------------

                               -------------------

                               -------------------
                                                  (hereinafter:  the "OPTIONEE")


WHEREAS:          The Optionee is an Employee as defined in the Plan; and

WHEREAS: The Company desires to grant the Optionee options to purchase Shares in the Company, and the Optionee is interested in receiving the aforesaid options, all in accordance with and subject to the Company's Stock Option Plan (2003) (the "PLAN") and the provisions of this Stock Option Agreement, and their intention is that the provisions of Section 102 of the Israeli Income Tax Ordinance (New Version) 1961 (the "ORDINANCE"), as amended and any regulations, rules, orders or procedures promulgated there under, including tax rules (Preferential Tax Treatment regarding Issuance of Shares to Employees, 2003) ("SECTION 102"), relating to the allocation of options in the capital gain track, shall apply to the options granted; and

WHEREAS: The Optionee has read all of the provisions and the terms of the Plan and this Stock Option Agreement and wishes to be bound by them and desires that they apply to the options which shall be granted to him hereunder.

                  NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.       PREAMBLE AND DEFINITIONS

         1.1 The Preamble to this Stock Option Agreement constitutes an integral part hereof.

         1.2 Unless the context otherwise requires, terms used herein this Stock Option Agreement shall have the same meaning as in the Plan.


2.       APPLICATION OF THE PROVISIONS OF THE PLAN

         2.1 The Optionee hereby declares that he has carefully read the Plan and that he acknowledges and agrees to all of the provisions, conditions, limitations, authorizations, declarations and commitments included therein.

         2.2 The Optionee declares and agrees that this Stock Option Agreement and the Plan prevail over any previous agreement, arrangement and/or understanding, whether written or oral between the Optionee and the Company and/or any Subsidiary, or the officers and/or directors and/or the shareholders thereof with respect to the matters herein included, and with respect to options to purchase shares in the Company which have not yet been actually issued or granted, (with the exception of options that are planned to be granted under another approved stock option plan which was adopted by the Company), and that any agreement, arrangement and/or understanding as aforesaid are null and void and of no further force or effect.

         2.3 All of the provisions, conditions, limitations and declarations included and specified in the Plan, as the same shall be amended from time to time, are hereby incorporated herein by reference and constitute an integral part of this Stock Option Agreement and of the Optionee's commitments hereunder. Except and to the extent otherwise expressly provided herein, nothing in this Stock Option Agreement or in the provisions hereof shall derogate from anything contained in the Plan.

         2.4 The Optionee declares, covenants and agrees that the provisions of Section 102, as the same shall be amended from time to time and the agreement that was signed between the Company and the Trustee ("Trust Agreement") are fully binding on the Optionee, and shall prevail in case of contradiction, over any other provision in the Stock Option Agreement or in the Plan. Further, the Optionee agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the Ordinance and, particularly, the rules. ~

         2.5 The Optionee declares and agrees that he is obligated not to make any disposition of the Options or the Shares received upon exercise of such Options until the end of the Lock-up Period. The meaning of this declaration for purposes of income tax is that if the Employee voluntarily sells the Options or the Shares issued upon their exercise before the end of the Lock-up Period, the provision of Section 102, relating to noncompliance with the Lock-up Period, shall apply.

         2.6 A copy of the Plan is attached hereto and constitutes an integral part hereof.

3.       GRANT OF OPTIONS

         3.1 The Company hereby grants the Optionee_______ 102 Capital Gain Stock Options to purchase _______Shares of common stock, par value USD _______, all subject to the conditions of the Plan, at an Exercise Price of USD ________, (the "EXERCISE PRICE").

         3.2 The Options have been issued to the Trustee on behalf of the Optionee.

         3.3 The Optionee is aware that the Company intends to issue additional Shares in the future to various entities and individuals, as the Company in its sole discretion shall determine.

4.       TRANSFER OF OPTIONS

         The transfer of these Options is limited as set forth in the Plan.


5.       EXERCISE PRICE

         Each Option may be exercised in consideration of the payment in cash (or by any other mean as specified in the Plan) of the Exercise Price indicated above.

6.       VESTING OF OPTIONS

         The Options shall vest over a period of four years from the date the Option were allocated to the Trustee, as follows:

                  One fourth (25%) of the Options shall vest on _________, 2004; with the remaining three-fourths of the Options to vest in equal monthly amounts over the following thirty-six month period (2.08333% per month); in all cases, provided that at the time of vesting, the Optionee shall still be an Employee of the Company or any Subsidiary.

7.       METHOD OF EXERCISE

         7.1 The Options, or any part thereof, shall be exercised by the Optionee by signing and returning to the Company and the Trustee (if such Options are held by the Trustee), at their principal offices, a notice of exercise in such form as may be prescribed by the Company from time to time (the "NOTICE OF EXERCISE"), together with full payment of the Exercise Price.

         7.2 In order to issue Shares upon the exercise of any of the Options, the Optionee hereby agrees to sign any and all documents required by the Company's management and/or the Trustee and/or any law and/or the Company's Articles of Association.

         7.3 After a Notice of Exercise has been delivered to the Company (and/or the Trustee if relevant), it may not be rescinded or revised by the Optionee. Subsequent to the Company's receipt of a Notice of Exercise, together with the payment of the Exercise Price and certification that the taxes referred to in
                  Section 9 below, have been or will be paid by the Optionee, the Shares issuable upon the exercise of the Options shall be issued to the Optionee, or the Trustee pursuant the provision of Section 102.

         7.4 The Trustee will transfer the Shares to the Optionee upon demand, subject to the Plan and this Stock Option Agreement, but in no event before all taxes due, if any, have been fully paid. By signing this Stock Option Agreement, the Optionee authorizes the Trustee not to transfer any Shares issued upon the exercise of the Options prior to the full payment of all applicable taxes.

8.       TERMS AND EXPIRATION

         These  Options,  unless  terminated  earlier  under the  provisions  of
         Section 6 of the Plan, shall expire upon the tenth (1 0th) anniversary of the Plan adoption by the Board of Directors.

9.       TAXES

         9.1 The aforementioned Options and Shares issued upon their exercise will be held by the Trustee in trust on behalf of the Optionee for a period of at least 24 months from the end of the year on which such Options are allocated to the Trustee or a shorter period as approved by the tax authorities (the "LOCK-UP PERIOD"), under the terms set in Section 102.

         9.2 All rights related to the Options or the Shares issued upon their exercise will be held by the Trustee until the end of the Lock-up Period, including bonus shares, and will be subject to the provisions of Section 102 regarding the 102 Capital Gain Track.

         9.3 Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise of the Options and the sale of Shares issued upon the exercise of the Options, will be borne by the Optionee and he will be solely liable for all such taxes, fees and other liabilities. Furthermore, the Optionee shall agree to indemnify the Company and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon.

         9.4 The Optionee acknowledges that the receipt of the Options and the acquisition of the Shares to be issued upon the exercise of the Options may result in tax consequences. The description set forth in the Plan relating to the payment of tax does not purport to be a full and complete description of the Optionee's tax obligations under the law.

         9.5 In the event that the Company or the Trustee determines that it is required to withhold any tax as a result of the exercise of these Options, the Optionee, as a condition to the exercise of these Options, shall make arrangements satisfactory to the Company or the Trustee to enable them to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising these Options.

10.      MISCELLANEOUS PROVISIONS

         10.1 Each party to this Stock Option Agreement agrees to perform any and all further acts and to execute and deliver any documents that may reasonably be necessary to carry out the provisions of this Stock Option Agreement.

         10.2 The Optionee agrees and acknowledges that the terms and conditions of this Stock Option Agreement, including without limitation the number of Shares for which Options have been granted, are confidential. The Optionee agrees that he will not disclose these terms and conditions to any third party, except to the Optionee's financial or legal advisors, or family members, unless such disclosure is required by law.

         10.3 Any notice or other communication under this Stock Option Agreement must be in writing and shall be effective upon delivery by hand, or three (3) business days after deposit in the mail, postage prepaid, certified or registered, and addressed to the Company or to the Optionee at the corresponding address as written in the preamble to this Stock Option Agreement; provided, however, that any Notice of Exercise or payment to the Company under Section 7 of this Stock Option Agreement shall be effective only upon actual receipt by the Company at the address above. Each party shall be obligated to notify the other in writing of any change in that party's address. Notice of change of address shall be effective only when done in accordance with this Subsection.

         10.4 The Company may, but shall not be obligated to register the sale of Shares issued upon the exercise of the Options under the any Applicable Law.

         10.5 The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares issued upon the exercise of the Options under this Stock Option Agreement to comply with any law.

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

                  IN WITNESS WHEREOF the parties have signed and delivered this Stock Option Agreement as of the date first hereinabove set forth.




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The Company                                      Optionee

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